VAN KAMPEN LIMITED DURATION FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2007 - JUNE 30, 2007

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 SECU      PURC   SIZE   OFFE    TOTAL    AMOUN  % OF      % OF
 RITY      HASE    OF    RING    AMOUN    T OF   OFFER     FUND  BROKE    PURCH
 PURC       /     OFFE   PRIC     T OF    SHARE   ING       S     RS       ASED
 HASE      TRAD   RING   E OF    OFFER      S    PURCH     TOTA            FROM
  D         E            SHAR     ING     PURCH  ASED       L
           DATE           ES              ASED    BY
                                           BY    FUND      ASSE
                                          FUND              TS
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                                                                 Morga
                                                                   n
                                                                 Stanl
Hosp       03/2   $1,4   $100    375,0    1,765  0.47%     0.80   ey,     Citig
 ira       0/07   25,0   .00     00,00    ,000               %    ABN      roup
Inc.              00,0             0                             AMRO
5.83               00                                            Incor
 due                                                             porat
03/3                                                              ed,
0/20                                                             Citig
 10                                                              roup,
                                                                 Banc
                                                                  of
                                                                 Ameri
                                                                  ca
                                                                 Secur
                                                                 ities
                                                                 LLC,
                                                                 Wacho
                                                                  via
                                                                 Capit
                                                                  al
                                                                 Marke
                                                                  ts,
                                                                  LLC
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                                                                 Citi,
                                                                 Credi
 Capm      05/0     -    $99.    1,200    7,765  0.65%     0.22    t
 ark       3/07           96     ,000,    ,000               %   Suiss    Citig
 Fina                             000                             e,       roup
 ncia                                                            Goldm
  l                                                               an,
 Grou                                                            Sachs
  p                                                                &
 5.87                                                            Co.,
  5%                                                             Deuts
 due                                                              che
 05/1                                                            Bank
 0/20                                                            Secur
  12                                                             ities
                                                                   ,
                                                                 JPMor
                                                                 gan,
                                                                  RBS
                                                                 Green
                                                                  wich
                                                                 Capit
                                                                  al,
                                                                 Daiwa
                                                                 Secur
                                                                 ities
                                                                  SMBC
                                                                 Europ
                                                                   e,
                                                                 Mitsu
                                                                 bishi
                                                                  UFJ
                                                                 Secur
                                                                 ities
                                                                 , Wacho
                                                                  via
                                                                 Secur
                                                                 ities
                                                                 , WestL
                                                                 B AG,
                                                                  Banc
                                                                   of
                                                                 Ameri
                                                                   ca
                                                                 Secur
                                                                 ities
                                                                  LLC,
                                                                 Natix
                                                                  is,
                                                                  RBC
                                                                 Capit
                                                                   al
                                                                 Marke
                                                                  ts,
                                                                 Scoti
                                                                   a
                                                                 Capit
                                                                  al,
                                                                 Lehma
                                                                   n
                                                                 Broth
                                                                  ers,
                                                                 Morga
                                                                   n
                                                                 Stanl
                                                                  ey,
                                                                 Shins
                                                                   ei
                                                                 Inter
                                                                 natio
                                                                  nal
                                                                 Limit
                                                                   ed
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